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                                                             EXHIBIT 23(b)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Prime Medical Services, Inc.:

We consent to the use of our report included herein, to the use of our report incorporated by reference herein, and to the reference to our firm under the headings "Selected Consolidated Financial & Operating Data" and "Experts" in the prospectus.


                                                      KPMG Peat Marwick LLP

Austin, Texas
June 11, 1996